================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   May 30, 2007


                          POLO RALPH LAUREN CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
--------------------------------------------------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 30, 2007, Polo Ralph Lauren Corporation (the "Company") reported its results of operations for the fiscal quarter and fiscal year ended March 31, 2007. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of Business Acquired.

              Not applicable.

       (b)    Pro Forma Financial Information.

              Not applicable.

       (c)    Shell Company Transactions.

              Not applicable.

       (d)    Exhibits.

              EXHIBIT NO.         DESCRIPTION
              -----------         -----------
              99.1                Press Release, dated May 30, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           POLO RALPH LAUREN CORPORATION


Date:  May 30, 2007                        By: /s/ Tracey T. Travis
                                               --------------------------------
                                               Name:  Tracey T. Travis
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

EXHIBIT INDEX
-------------

99.1        Press Release, dated May 30, 2007